Exhibit 99.1

FOURTH AMENDMENT TO FIRST AMENDED AND RESTATED REVOLVING

CREDIT AND SECURITY AGREEMENT

Fourth Amendment to First Amended and Restated Revolving Credit and Security Agreement, dated the 19th day of December, 2005, by and among Aleris International, Inc., a Delaware corporation (formerly known as IMCO Recycling Inc.) (“Aleris”), IMCO Investment Company, a Delaware corporation (“IMCO Investment”), IMCO Management Partnership L.P., a Texas limited partnership (“IMCO Management”), IMCO Energy Corp., a Delaware corporation (“IMCO Energy”), IMCO Recycling of Indiana Inc., a Delaware corporation (“IMCO Recycling of Indiana”), IMCO Recycling of Illinois Inc., an Illinois corporation (“IMCO Recycling of Illinois”), Alchem Aluminum, Inc., a Delaware corporation (“Alchem”), IMCO Recycling of Michigan L.L.C., a Delaware limited liability company (“IMCO Recycling of Michigan”), IMSAMET, Inc., a Delaware corporation (“IMSAMET”), IMCO Recycling of Idaho Inc., a Delaware corporation (“IMCO Recycling of Idaho”), Rock Creek Aluminum, Inc., an Ohio corporation (“Rock Creek”), IMCO Recycling of Utah Inc., a Delaware corporation (“IMCO Recycling of Utah”), Alchem Aluminum Shelbyville Inc., a Delaware corporation (“Alchem Shelbyville”), Interamerican Zinc, Inc., a Delaware corporation (“Interamerican”), U.S. Zinc Corporation, a Delaware corporation (“U.S. Zinc”), Gulf Reduction Corporation, a Delaware corporation (“Gulf Reduction”), Midwest Zinc Corporation, a Delaware corporation (“Midwest Zinc”), MetalChem, Inc., a Pennsylvania corporation (“MetalChem”), Western Zinc Corporation, a California corporation (“Western Zinc”), U.S. Zinc Export Corporation, a Texas corporation (“U.S. Zinc Export”), IMCO Recycling of California, Inc., a Delaware corporation (“IMCO Recycling of California”), Indiana Aluminum Inc., an Indiana corporation (“Indiana Aluminum”), IMCO Recycling of Ohio Inc., a Delaware corporation (“IMCO Recycling of Ohio”), IMCO Recycling Services Company, a Delaware corporation (“IMCO Recycling Services”), IMCO International, Inc., a Delaware corporation (“IMCO International”), IMCO Indiana Partnership L.P., an Indiana limited partnership (“IMCO Indiana Partnership”), Commonwealth Industries, Inc., a Delaware corporation (“Commonwealth), CI Holdings, LLC, a Delaware limited liability company (“CI Holdings”), CA Lewisport, LLC, a Delaware limited liability company (“CA Lewisport”), Commonwealth Aluminum Concast, Inc., an Ohio corporation (“Commonwealth Concast”), Commonwealth Aluminum Sales Corporation, a Delaware corporation (“Commonwealth Sales”), Commonwealth Aluminum Lewisport, LLC, a Delaware limited liability company (“Commonwealth Lewisport”), Commonwealth Aluminum, LLC, a Delaware limited liability company (“Commonwealth LLC”), Commonwealth Aluminum Metals, LLC, a Delaware limited liability company (“Commonwealth Metals”), Silver Fox Holding Company, a Delaware corporation (“Silver Fox Holding”), Commonwealth Aluminum Tube Enterprises, LLC, a Delaware limited liability company (“Commonwealth Tube”), ALSCO Holdings, Inc., a Delaware corporation (“ALSCO Holdings”), ALSCO Metals Corporation, a Delaware corporation (“ALSCO”), Alumitech, Inc., a Delaware corporation (“Alumitech”), Alumitech of Cleveland, Inc., a Delaware corporation (“Alumitech Cleveland”), Alumitech of West Virginia, Inc., a Delaware corporation (“Alumitech WV”), Alumitech of Wabash, Inc., an Indiana corporation (“Alumitech Wabash”), AWT Properties, Inc., an Ohio corporation (“AWT”) and ETS Schaefer Corporation, an Ohio corporation (“ETS”) (Aleris, IMCO Investment, IMCO Management, IMCO Energy, IMCO Recycling of Indiana, IMCO Recycling of Illinois, Alchem, IMCO Recycling of Michigan, IMSAMET, IMCO Recycling of Idaho, Rock Creek, IMCO Recycling of Utah, Alchem Shelbyville, Interamerican, U.S. Zinc,

Gulf Reduction, Midwest Zinc, MetalChem, Western Zinc, U.S. Zinc Export, IMCO Recycling of California, Indiana Aluminum, IMCO Recycling of Ohio, IMCO Recycling Services, IMCO International, IMCO Indiana Partnership, Commonwealth, CI Holdings, CA Lewisport, Commonwealth Concast, Commonwealth Sales, Commonwealth Lewisport, Commonwealth LLC, Commonwealth Metals, Silver Fox Holding, Commonwealth Tube, ALSCO Holdings, ALSCO, Alumitech, Alumitech Cleveland, Alumitech WV, Alumitech Wabash, AWT and ETS are each a “Borrower”, and collectively the “Borrowers”), each of the Guarantors (as listed on the signature pages hereto), PNC Bank, National Association (“PNC”), Citicorp USA, Inc. (“CUSA”), Deutsche Bank Trust Company Americas (“DB”) (PNC, CUSA, DB and each other lender listed on the signature pages hereto are each a “Lender” and collectively, the “Lenders”), PNC, as administrative agent and syndication agent for the Lenders (in such capacity, the “Administrative Agent”), CUSA, as collateral agent and co-documentation agent for the Lenders (the “Collateral Agent”), DB, as co-documentation agent for the Lenders (a “Co-Documentation Agent”), National City Business Credit, Inc. (“NCBC”), as co-documentation agent for the Lenders (a “Co-Documentation Agent”) and Key Bank National Association (“Key”), as co-documentation agent for the Lenders (a “Co-Documentation Agent” and together with CUSA, DB and NCBC, the “Co-Documentation Agents”) (the “Fourth Amendment”).

W I T N E S S E T H:

WHEREAS, the Borrowers (excluding Alumitech, Alumitech Cleveland, Alumitech WV, Alumitech Wabash, AWT and ETS), the Guarantors, the Lenders (excluding Harris N.A.), the Administrative Agent, the Collateral Agent and the Co-Documentation Agents entered into that certain First Amended and Restated Revolving Credit and Security Agreement, dated December 9, 2004, as amended by that certain (i) First Amendment to First Amended and Restated Revolving Credit and Security Agreement, dated as of December 9, 2004, (ii) Second Amendment to First Amended and Restated Revolving Credit and Security Agreement, dated February 9, 2005, and (iii) Third Amendment to First Amended and Restated Revolving Credit and Security Agreement, dated as of October 3, 2005, pursuant to which, among other things, the Lenders (excluding Harris N.A.) agreed to extend credit to the Borrowers (excluding Alumitech, Alumitech Cleveland, Alumitech WV, Alumitech Wabash, AWT and ETS) in an aggregate principal amount not to exceed Three Hundred Twenty Five Million and 00/100 Dollars ($325,000,000.00) (as further amended from time to time, the “Credit Agreement”); and

WHEREAS, the Borrowers and the Guarantors desire to amend certain provisions of the Credit Agreement and the Lenders and the Administrative Agent desire to permit such amendments pursuant to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1. All capitalized terms used herein which are defined in the Credit Agreement shall have the same meaning herein as in the Credit Agreement unless the context clearly indicates otherwise.

2. Section 1.2 of the Credit Agreement is hereby amended by inserting the following definitions:

“Alcoa” shall mean Alcoa, Inc., a Pennsylvania corporation.

“Alumitech” shall mean Alumitech, Inc., a Delaware corporation and its successors and assigns.

“Alumitech Cleveland” shall mean Alumitech of Cleveland, Inc., a Delaware corporation and its successors and assigns.

“Alumitech Wabash” shall mean Alumitech of Wabash, Inc., an Indiana corporation and its successors and assigns.

“Alumitech WV” shall mean Alumitech of West Virginia, Inc., a Delaware corporation and its successors and assigns.

“AWT” shall mean AWT Properties, Inc., an Ohio corporation and its successors and assigns.

“Citibank” shall mean Citibank, N.A., a national banking association.

“Citibank Payment and Receivables Purchase Service Program” shall mean the program established pursuant to an agreement between Commonwealth Metals and Citibank, pursuant to which Commonwealth Metals sells its Receivables from Alcoa in conjunction with an accelerated payment plan.

“ETS” shall mean ETS Schaefer Corporation, an Ohio corporation and its successors and assigns.

“Ormet” shall mean Ormet Corporation, a Delaware corporation and its successors and assigns.

“Ormet Acquisition” shall mean the acquisition by Aleris of certain of the assets of Ormet pursuant to and substantially consistent with the Ormet Purchase Agreement.

“Ormet Purchase Agreement” shall mean the Asset Purchase Agreement, dated November 7, 2005, by and among Aleris, Ormet, Ormet Aluminum Mills Product Corporation, a Delaware corporation and Specialty Blanks, Inc., an Indiana corporation.

“Ormet Purchase Documents” shall mean the Ormet Purchase Agreement and all other documents, agreements and instruments executed in connection with the Ormet Acquisition.

3. Section 1.2 of the Credit Agreement is hereby amended by deleting the following definitions in their entirety and in their stead inserting the following:

“Borrower” shall mean Aleris, Alchem, Alchem Shelbyville, Gulf Reduction, IMCO Energy, IMCO International, IMCO Investment, IMCO Management, IMCO Recycling of California, IMCO Recycling of Idaho, IMCO Recycling of Illinois, IMCO Recycling of Indiana, IMCO Recycling of Michigan, IMCO Recycling of Ohio, IMCO Recycling of Utah, IMCO Recycling Services, IMSAMET, Indiana Aluminum, Interamerican, MetalChem, Midwest Zinc, Rock Creek, U.S. Zinc, U.S. Zinc Export, Western Zinc, IMCO Indiana Partnership, Commonwealth, CI Holdings, CA Lewisport, Commonwealth Concast, Commonwealth Sales, Commonwealth Lewisport, Commonwealth LLC, Commonwealth Metals, Commonwealth Tube, Silver Fox Holding, ALSCO Holdings, ALSCO, Alumitech, Alumitech Cleveland, Alumitech WV, Alumitech Wabash, AWT, ETS and any other person who may hereafter become a party hereto and “Borrowers” shall collectively mean all such Persons.

“Collateral Assignment” shall mean (i) the Collateral Assignment of Representations, Warranties, Covenants and Purchase Price Adjustment Rights, dated as of October 3, 2005, made by Aleris to the Administrative Agent with respect to the representations, warranties, covenants and purchase price adjustment rights provisions of the ALSCO Merger Agreement, acknowledged by ALSCO Holdings and Sun ALSCO, (ii) the Collateral Assignment of Representations, Warranties, Covenants and Purchase Price Adjustment Rights, dated December 19, 2005, made by Aleris to the Administrative Agent with respect to the representations, warranties, covenants and purchase price adjustment rights provisions of the Ormet Purchase Agreement, acknowledged by Ormet, and (iii) any other Collateral Assignment executed and delivered by any Loan Party to the Administrative Agent for the benefit of the Lenders, together with all amendments, supplements, modifications, substitutions and replacements thereto and thereof and “Collateral Assignments” means collectively, all such Collateral Assignments.

“Maximum Revolving Advance Amount” shall mean Four Hundred Twenty Five Million and 00/100 Dollars

($425,000,000.00) or such higher amount which may result from the provisions of Section 2.13 hereof.

“Other Documents” shall mean the Revolving Credit Notes, the Swing Note, the Blocked Account Agreements, the Waivers, any Guaranty, the Pledge Agreements, the Collateral Assignments and any and all other agreements, instruments and documents, including, without limitation, guaranties, pledges, powers of attorney, consents, and all other writings heretofore, now or hereafter executed by any Loan Party and/or delivered to Administrative Agent or any Lender in respect of the transactions contemplated by this Agreement.

“Permitted Encumbrances” shall mean (a) Liens in favor of Administrative Agent for the benefit of Administrative Agent and Lenders; (b) Liens for taxes, assessments or other governmental charges not delinquent or being contested in good faith and by appropriate proceedings and with respect to which proper reserves have been taken by the Loan Parties in accordance with GAAP; provided, that, such Liens shall have no effect on the priority of the Liens in favor of Administrative Agent or the value of the assets in which Administrative Agent has such a Lien and a stay of enforcement of any such Lien shall be in effect; (c) deposits or pledges to secure obligations that are not past due for more than thirty (30) days under worker’s compensation, social security or similar laws, or under unemployment insurance or general liability or product liability insurance; (d) deposits or pledges to secure bids, tenders, contracts (other than contracts for the payment of money), leases, statutory obligations, performance bonds, surety and appeal bonds and other obligations of like nature that are not past due for more than thirty (30) days arising in the ordinary course of any Loan Party’s business; (e) mechanics’, workers’, materialmen’s, warehousemen’s, common carriers, landlord’s or other like Liens arising in the ordinary course of any Loan Party’s business with respect to obligations which are not due or which are being contested in good faith by the applicable Loan Party; (f) Liens placed upon equipment and real estate assets acquired to secure a portion of the purchase price thereof, provided that (x) any such lien shall not encumber any other property of Aleris or its Subsidiaries other than insurance and other proceeds of such equipment and real estate and (y) the aggregate amount of Indebtedness secured by such Liens incurred as a result of such purchases during any fiscal year shall not exceed the amount provided for in Section 7.6; (g) zoning restrictions, easements, encroachments, rights of way, restrictions, leases, licenses, restrictive covenants and other similar title exceptions or Liens affecting Real Property, none of which materially impairs the use of such Real Property or the value thereof, and none of which is violated in any material respect by existing or supporting structures or land use; (h) Senior Secured Noteholder Liens; (i) Liens on assets (other than Collateral) acquired in connection with a Permitted Acquisition, provided that such Liens extend only to the assets acquired in such Permitted Acquisition; (j) attachment and judgment liens which do not constitute an Event of Default under Section 10.7; (k) Liens disclosed on Schedule 1.2 provided that the principal amount secured thereby is not hereafter increased, and no additional assets become subject to such Lien; (l) extensions and renewals of any of the Liens described in this definition of Permitted Encumbrances, subject to the limitations set forth above; provided that the aggregate amount of such extended or renewed Liens is not increased and such extended or renewed Liens are on terms and conditions no more restrictive than the terms and conditions of the Liens being extended or renewed; (m) Liens in favor of collecting or payor banks having a right of setoff, revocation, refund or chargeback in favor of collecting or payor banks with respect to money or instruments of any Loan Party on deposit with or in the possession of such bank that do not constitute proceeds of Collateral; (n) contractual options or rights to purchase Real Property and Equipment from any Loan Party, (o) Liens granted by Commonwealth Metals to Citibank in the Receivables owed to Commonwealth Metals by Alcoa in connection with the Citibank Payment and Receivables Purchase Service Program, (p) other Liens not described by any of the foregoing on assets (other than Collateral) provided that such Liens secure Indebtedness in an aggregate principal amount at any time outstanding not to exceed Five Million and 00/00 Dollars ($5,000,000.00).

“Pledge Agreement” shall mean (i) the Pledge Agreement executed and delivered by Aleris to the Administrative Agent for the benefit of the Lenders with respect to all of the issued and outstanding Capital Stock of IMCO Investment, IMCO Energy, IMCO Recycling of Indiana, IMCO Recycling of Illinois, Alchem, IMSAMET, Rock Creek, Alchem Shelbyville, Interamerican, U.S. Zinc, IMCO Recycling of California, IMCO Recycling of Ohio, IMCO Recycling Services and IMCO International; (ii) the Pledge Agreement executed and delivered by Aleris and IMCO Investment to the Administrative Agent for the benefit of the Lenders with respect to all of the issued and outstanding partnership interests of IMCO Management; (iii) the Pledge Agreement executed and delivered by Aleris and Alchem to the Administrative Agent for the benefit of the Lenders with respect to all of the issued and outstanding membership interests of IMCO Recycling of Michigan; (iv) the Pledge Agreement executed and delivered by IMSAMET to the Administrative Agent for the benefit of the Lenders with respect to all of the issued and outstanding Capital Stock of IMCO Recycling of Idaho and IMCO Recycling of Utah; (v) the Pledge Agreement executed and delivered by U.S. Zinc to the Administrative Agent for the benefit of the Lenders with respect to all of the issued and outstanding Capital Stock of Gulf Reduction, Midwest Zinc, MetalChem, Western Zinc and U.S. Zinc Export; (vi) the Pledge Agreement executed and delivered by IMCO Recycling of California to the Administrative Agent for the benefit of the Lenders with respect to all of the issued and outstanding Capital Stock of Indiana Aluminum; (vii) the Pledge Agreement executed and delivered by Aleris to the Administrative Agent for the benefit of the Lenders with respect to all of the issued and outstanding Capital Stock of Silver Fox Holding, (viii) the Pledge Agreement executed and delivered by Silver Fox Holding to the Administrative Agent for the benefit of the Lenders with respect to all of the issued and outstanding Capital Stock of Commonwealth; (ix) the Pledge Agreement executed and delivered by Commonwealth to the Administrative Agent for the benefit of the Lenders with respect to all of the issued and outstanding membership interests of CI Holdings and CA Lewisport; (x) the Pledge Agreement executed and delivered by CI Holdings to the Administrative Agent for the benefit of the Lenders with respect to all of the issued and outstanding Capital Stock of Commonwealth Concast; (xi) the Pledge Agreement executed and delivered by CA Lewisport to the Administrative Agent for the benefit of the Lenders with respect to all of the issued and outstanding Capital Stock of Commonwealth Sales; (xii) the Pledge Agreement executed and delivered by CA Lewisport to the Administrative Agent for the benefit of the Lenders with respect to all of the issued and outstanding membership interests of Commonwealth Lewisport; (xiii) the Pledge Agreement executed and delivered by Commonwealth Concast to the Administrative Agent for the benefit of the Lenders with respect to all of the issued and outstanding membership interests of Commonwealth LLC; (xiv) the Pledge Agreement executed and delivered by Commonwealth Lewisport to the Administrative Agent for the benefit of the Lenders with respect to all of the issued and outstanding membership interests of Commonwealth Metals; (xv) the Pledge Agreement executed and delivered by Commonwealth LLC to the Administrative Agent for the benefit of the Lenders with respect to all of the issued and outstanding membership interests of Commonwealth Lewisport; (xvi) the Pledge Agreement executed and delivered by IMCO International to the Administrative Agent for the benefit of the Lenders with respect to sixty-five percent (65%) of the issued and outstanding partnership interests of Dutch Aluminum C.V., a Netherlands partnership; (xvii) the Pledge Agreement executed and delivered by IMCO Recycling of Indiana and IMCO Energy to the Administrative Agent for the benefit of the Lenders with respect to all of the issued and outstanding partnership interests of IMCO Indiana Partnership; (xviii) the Pledge Agreement executed and delivered by Commonwealth Concast to the Administrative Agent for the benefit of the Lenders with respect to all of the issued and outstanding membership interests of Commonwealth Tube; (xix) the Pledge Agreement executed and delivered by CI Holdings to the Administrative Agent for the benefit of the Lenders with respect to all of the issued and outstanding Capital Stock of ALSCO Holdings; (xx) the Pledge Agreement executed and delivered by ALSCO Holdings to the Administrative Agent for the benefit of the Lenders with respect to all of the issued and outstanding Capital Stock of ALSCO; (xxi) the Pledge Agreement executed and delivered by Aleris to the Administrative Agent for the benefit of the Lenders with respect to all of the issued and outstanding Capital Stock of Alumitech; (xxii) the Pledge Agreement executed and delivered by Alumitech to the Administrative Agent for the benefit of the Lenders with respect to all of the issued and outstanding Capital Stock of Alumitech Cleveland, Alumitech Wabash, Alumitech WV and ETS; (xiii) the Pledge Agreement executed and delivered by Alumitech Cleveland to the Administrative Agent for the benefit of the Lenders with respect to all of the issued and outstanding Capital Stock of AWT; (xxiv) any other Pledge Agreement executed and delivered by any Loan Party to the Administrative Agent for the benefit of the Lenders with respect to all of the issued and outstanding Capital Stock, partnership interests, or membership interests, as the case may be, of any other Domestic Subsidiary of such Loan Party; and (xxv) any other Pledge Agreement executed and delivered by any Loan Party to the Administrative Agent for the benefit of the Lenders with respect to sixty-five percent (65%) of the issued and outstanding Capital Stock, partnership interests, or membership interests, as the case may be, of any other Foreign Subsidiary of such Loan Party, together with all amendments, supplements, modifications, substitutions and replacements thereto and thereof and “Pledge Agreements” means collectively, all such Pledge Agreements.

4. The pricing grid set forth in Section 3.1(b) of the Credit Agreement is hereby deleted in its entirety in its entirety and in its stead is inserted the following:

Tier	Available Liquidity (in Millions)	Applicable Eurodollar Rate Margin	Applicable Base Rate Margin	Applicable Letter of Credit Fee Percentage	Applicable Facility Fee Percentage
I	> $125	1.25%	0.25%	1.25%	0.375%
II	> $100 ≤ $125	1.50%	0.50%	1.50%	0.375%
III	> $75 ≤ $100	1.75%	0.75%	1.75%	0.375%
IV	≤ $75	2.00%	1.00%	2.00%	0.375%

5. Until the Incentive Pricing Effective Date with respect to the Borrowing Base Certificate provided by the Borrowers to the Administrative Agent and the Collateral Agent as of March 31, 2006, the Applicable Eurodollar Rate Margin, Applicable Base Rate Margin, Applicable Letter of Credit Fee Percentage and Applicable Facility Fee Percentage shall be the amount corresponding to Tier II.

6. Paragraph 9) of Section 7.1(a) of the Credit Agreement is hereby deleted in its entirety and in its stead is inserted the following:

9) immediately prior to and after giving effect to such Permitted Acquisition (including the payment of any prospective portion of the purchase price or earn-outs), merger or consolidation, the Borrowers’ Undrawn Availability on average for the most recently ended thirty (30) consecutive days as of the date of the Permitted Acquisition shall be greater than or equal to Seventy Five Million and 00/100 Dollars ($75,000,000.00); provided, however, that the Aggregate Consideration paid by any such Loan Party for all Permitted Acquisitions of Persons that are not organized under the laws of any state of the United States of America or the District of Columbia (excluding the Tomra Acquisition) shall not exceed Twenty Million and 00/100 Dollars ($20,000,000.00) in the aggregate in any fiscal year of the Loan Party and Thirty Million and 00/100 Dollars ($30,000,000.00) in the aggregate during the Term.

7. Paragraph 7) of Section 7.1(b) of the Credit Agreement is hereby deleted in its entirety and in its stead is inserted the following:

7) the sale (a) by Indiana Aluminum of Real Property and Equipment located at 4323 Kennedy Avenue, East Chicago, Indiana 46312, (b) by Alchem of Real Property and Equipment located at 900 North Adams, Zilwaukee, Michigan 48602, (c) by Alchem of the Saginaw, Michigan facility materially consistent with the terms set forth in the agreement, dated as of October 6, 2003, by and between General Motors and Alchem, (d) by Aleris or another Loan Party of the hot mill as described on Schedule 7.1(b)(7) attached hereto and made a part hereof, (e) by IMCO Recycling of Illinois of Real Property and Equipment located at 1048 State Highway H, Sikeston, Missouri 63801, (f) by

Commonwealth Concast of Real Property and Equipment located at 2211 East Carson Street, Long Beach, California 90810-1227, (g) by Aleris of Real Property located at 397 Black Hollow Road, Rockwood, Tennessee 37854, (h) by any of Commonwealth Lewisport, Commonwealth Metals, Rock Creek or Indiana Aluminum of certain Equipment acquired in the Ormet Acquisition and (i) by IMCO Recycling of Utah of certain leasehold interests and assets located at 333 S. 19th Street, Wendover, Utah 84803 so long as all of the following requirements are met in connection with such sale: (i) no Default or Event of Default shall have occurred and be continuing, and (ii) each such sale shall be for fair market value and on arm’s length terms;

8. Paragraph 8) of Section 7.1(b) of the Credit Agreement is hereby deleted in its entirety and in its stead is inserted the following:

8) the sale by Commonwealth Metals to Citibank of certain Receivables owed to Commonwealth Metals by Alcoa so long as all of the following requirements are met in connection with such sale: (i) no Default or Event of Default shall have occurred and be continuing, and (ii) each such sale shall be pursuant to the Citibank Payment and Receivables Purchase Service Program; and

9. Section 7.1(b) is hereby amended to insert the following as a new paragraph 9) at the end of such section:

9) any other sale, transfer or disposition of assets other than Collateral (not otherwise permitted by this Section 7.1(b) [Merger, Consolidation, Acquisition and Sale of Assets]) having a fair market value not exceeding Five Million and 00/100 Dollars ($5,000,000.00) provided that (i) no Event of Default or Default shall have occurred and be continuing, and (ii) the consideration received for such assets is at least equal to the fair market value thereof.

10. Section 7.8(i) of the Credit Agreement is hereby deleted in its entirety and in its stead is inserted the following:

(i) in addition to the existing intercompany loans set forth in Schedule 7.5 attached hereto and made a part hereof, Indebtedness of Foreign Subsidiaries of the Loan Parties incurred for working capital financing and general corporate purposes in an aggregate principal amount at any time not exceeding Sixty-Five Million and 00/100 Dollars ($65,000,000.00);

11. Section 13.1 of the Credit Agreement is hereby deleted in its entirety and in its stead is inserted the following:

13.1 Term.

This Agreement, which shall inure to the benefit of and shall be binding upon the respective successors and permitted assigns of each Loan Party, Administrative Agent, Collateral Agent, each Co-Documentation Agent and each Lender, shall become effective on the date hereof and shall continue in full force and effect until December 9, 2009 (the “Term”) unless sooner terminated as herein provided. The Loan Parties may terminate this Agreement at any time upon ninety (90) days’ prior written notice upon payment in full of the Obligations.

12. Exhibit 2.1(a) to the Credit Agreement is hereby deleted in its entirety and in its stead is inserted Exhibit 2.1 (a) attached hereto.

13. Exhibit 2.16(d) to the Credit Agreement is hereby deleted in its entirety and in its stead is inserted Exhibit 2.16(d) attached hereto.

14. The following schedules to the Credit Agreement are hereby amended, such that the information set forth on each of the correspondingly numbered schedules to the Credit Agreement shall be supplemented by the addition thereto of the information set forth on the correspondingly numbered schedules attached hereto as Exhibit B. Schedule 1.2 – Liens, Schedule 4.5 – Inventory Locations, Schedule 4.15(c) – Location of Executive Offices, Schedule 5.2(a) – States of Qualification and Good Standing, Schedule 5.2(b) – Subsidiaries, Schedule 5.4 – Federal Tax Identification Number, Schedule 5.6 – Prior Names, Schedule 5.7 – Environmental, Schedule 5.8(b) – Litigation, Schedule 5.8(d) – Plans, Schedule 5.9 – Intellectual Property, Schedule 5.10 – Licenses and Permits, Schedule 5.14 – Labor Disputes, and Schedule 8.1(t) – Inventory Locations (Leasehold and Similar Agreements).

15. It is hereby agreed that the Commitment Percentages of each Lender are as set forth below such Lender’s name on the signature pages to this Fourth Amendment.

16. The provisions of Section 2 through 15 of this Fourth Amendment shall not become effective until the Administrative Agent has received the following, each in form and substance acceptable to the Administrative Agent:

(a)	this Fourth Amendment, duly executed by each Loan Party and the Lenders;

(b)	an amendment fee in the amount of Six Hundred Thirty Seven Thousand Five Hundred and 00/100 Dollars ($637,500.00) payable to the Administrative Agent for the benefit of the Lenders based on their respective Commitment Percentages; and

(c)	the documents and conditions listed in the Preliminary Closing Agenda set forth on Exhibit A attached hereto and made a part hereof; and

(d)	such other documents as may be reasonably requested by the Administrative Agent.

17. The Loan Parties hereby reconfirm and reaffirm all representations and warranties, agreements and covenants made by and pursuant to the terms and conditions of the Credit Agreement, except as such representations and warranties, agreements and covenants may have heretofore been amended, modified or waived in writing in accordance with the Credit Agreement or as set forth in this Fourth Amendment or the exhibits attached hereto, and except any such representations or warranties made as of a specific date or time, which shall have been true and correct in all material respects as of such date or time.

18. The Loan Parties acknowledge and agree that each and every document, instrument or agreement which at any time has secured payment of the Obligations including, but not limited to, the Credit Agreement and the Pledge Agreements, continue to secure prompt payment when due of the Obligations.

19. The Loan Parties hereby represent and warrant to the Lenders and the Administrative Agent that (i) the Loan Parties have the legal power and authority to execute and deliver this Fourth Amendment; (ii) the officers of the Loan Parties executing this Fourth Amendment have been duly authorized to execute and deliver the same and bind the Loan Parties with respect to the provisions hereof; (iii) the execution and delivery hereof by the Loan Parties and the performance and observance by the Loan Parties of the provisions hereof and of the Credit Agreement and all documents executed or to be executed therewith, do not violate or conflict with the organizational documents of the Loan Parties or any law applicable to the Loan Parties or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against the Loan Parties and (iv) this Fourth Amendment, the Credit Agreement and the documents executed or to be executed by the Loan Parties in connection herewith or therewith constitute valid and binding obligations of the Loan Parties in every respect, enforceable in accordance with their respective terms.

20. The Loan Parties represent and warrant that (i) no Event of Default exists under the Credit Agreement, nor will any occur as a result of the execution and delivery of this Fourth Amendment or the performance or observance of any provision hereof; and (ii) they presently have no claims or actions of any kind at law or in equity against the Lenders or the Administrative Agent arising out of or in any way relating to the Credit Agreement or the Other Documents.

21. Each reference to the Credit Agreement that is made in the Credit Agreement or any other document executed or to be executed in connection therewith shall hereafter be construed as a reference to the Credit Agreement as amended hereby.

22. The agreements contained in this Fourth Amendment are limited to the specific agreements made herein. Except as amended hereby, all of the terms and conditions of the Credit Agreement shall remain in full force and effect. This Fourth Amendment amends the Credit Agreement and is not a novation thereof.

23. This Fourth Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

24. This Fourth Amendment shall be governed by, and shall be construed and enforced in accordance with, the Laws of the State of New York without regard to the principles of conflicts of law thereof. The Loan Parties hereby consent to the jurisdiction and venue of any federal or state court located in the County of New York, State of New York with respect to any suit arising out of or mentioning this Fourth Amendment.

IN WITNESS WHEREOF, and intending to be legally bound, the parties hereto, have caused this Fourth Amendment to be duly executed by their duly authorized officers as of the day and year first above written.

BORROWERS:

ALERIS INTERNATIONAL, INC., on behalf of itself and (i) as General Partner of: IMCO Management Partnership L.P. and (ii) as Manager of: IMCO Recycling of Michigan L.L.C

By:	/s/ SEAN M. STACK
Name:	Sean M. Stack
Title:	Senior Vice President

IMCO INVESTMENT COMPANY

IMCO RECYCLING OF INDIANA INC.

IMCO ENERGY CORP., on behalf of itself and as

General Partner of:

IMCO Indiana Partnership L.P.

IMCO RECYCLING OF ILLINOIS INC.

ALCHEM ALUMINUM, INC.

INTERAMERICAN ZINC, INC.

IMCO RECYCLING OF CALIFORNIA, INC.

IMCO INTERNATIONAL, INC.

IMCO RECYCLING OF OHIO INC.

IMSAMET, INC.

IMCO RECYCLING OF IDAHO INC.

IMCO RECYCLING OF UTAH INC.

ROCK CREEK ALUMINUM, INC.

U.S. ZINC CORPORATION

GULF REDUCTION CORPORATION

MIDWEST ZINC CORPORATION

METALCHEM, INC.

U.S. ZINC EXPORT CORPORATION

ALCHEM ALUMINUM SHELBYVILLE INC.

INDIANA ALUMINUM INC.

IMCO RECYCLING SERVICES COMPANY

WESTERN ZINC CORPORATION

COMMONWEALTH INDUSTRIES, INC., on behalf of itself and as sole Member of:

CI Holdings, LLC

CA Lewisport, LLC

COMMONWEALTH ALUMINUM SALES CORPORATION

SILVER FOX HOLDING COMPANY

CA LEWISPORT, LLC, as Managing Member of Commonwealth Aluminum Lewisport, LLC

COMMONWEALTH ALUMINUM LEWISPORT, LLC, as sole member of Commonwealth Aluminum Metals, LLC

COMMONWEALTH ALUMINUM CONCAST, INC., on behalf of itself and as sole Member of:

Commonwealth Aluminum, LLC

Commonwealth Aluminum Tube Enterprises, LLC

ALSCO HOLDINGS, INC.

ALSCO METALS CORPORATION

ALUMITECH, INC.

ALUMITECH OF CLEVELAND, INC.

ALUMITECH OF WEST VIRGINIA, INC.

ALUMITECH OF WABASH, INC.

AWT PROPERTIES, INC.

ETS SCHAEFER CORPORATION

By:	/s/ SEAN M. STACK
Name:	Sean M. Stack
Title:	Treasurer each of the above-named entities

Administrative Agent and Lenders:

PNC Bank, National Association, as Lender and as Administrative Agent

By:	/s/ TIMOTHY S. CULVER
Name:	Timothy S. Culver
Title:	Vice President

Commitment Percentage: 8.000000000%

Citicorp USA, Inc.

By:	/s/ KEITH R. GERDING
Name:	Keith R. Gerding
Title:	Vice President

Commitment Percentage: 8.00%

Deutsche Bank Trust Company Americas

By:	/s/ STEPHEN R. LAPIDUS
Name:	Stephen R. Lapidus
Title:	Director

Commitment Percentage: 8.000000000%

National City Business Credit, Inc.

By:	/s/ ANTHONY ALEXANDER
Name:	Anthony Alexander
Title:	Vice President

Commitment Percentage: 7.529411765%

Key Bank National Association

By:	/s/ DAVID EATON
Name:	David Eaton
Title:	Senior Vice President

Commitment Percentage: 7.529411765%

LaSalle Business Credit, LLC

By:	/s/ MITCHELL J. TARVID
Name:	Mitchell J. Tarvid
Title:	First Vice President

Commitment Percentage: 7.529411765%

Wachovia Bank, National Association

By:	/s/ GENE WILSON
Name:	Gene Wilson
Title:	Director

Commitment Percentage: 7.529411765%

Allied Irish Banks plc

By:	/s/ JOHN FARRACE	/s/ DERRICK LYNCH
Name:	John Farrace	Derrick Lynch
Title:	Senior Vice President	Assistant Vice President

Commitment Percentage: 4.705882353%

JPMorgan Chase Bank, N.A.

By:	/s/ JEFFREY W. SWARTZ
Name:	Jeffrey W. Swartz
Title:	Vice President

Commitment Percentage: 4.705882353%

The CIT Group/Business Credit, Inc.

By:	/s/ CARL GIORDANO
Name:	Carl Giordano
Title:	Assistant Vice President

Commitment Percentage: 4.705882353%

Wells Fargo Foothill, LLC

By:	/s/ PATRICK MCCORMACK
Name:	Patrick McCormack
Title:	Assistant Vice President

Commitment Percentage: 4.71%

General Electric Capital Corporation

By:	/s/ BOND HARBERTS
Name:	Bond Harberts
Title:	Duly Authorized Signatory

Commitment Percentage: 4.706%

HSBC Business Credit (USA) Inc.

By:	/s/ MATTHEW W. RICKERT
Name:	Matthew W. Rickert
Title:	Assistant Vice President

Commitment Percentage: 4.705882353%

Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services Inc.

By:	/s/ RICHARD HOLSTON
Name:	Richard Holston
Title:	Vice President

Commitment Percentage: 4.7058824%

US Bank, National Association

By:	/s/ JEFFREY A. KESSLER
Name:	Jeffrey A. Kessler
Title:	Vice President

Commitment Percentage: .047059%

Fifth Third Bank

By:	/s/ ROY C. LANCTOT
Name:	Roy C. Lanctot
Title:	V. P.

Commitment Percentage: 2.82352%

Webster Business Credit Corporation

By:	/s/ ALAN F. MCKAY
Name:	Alan F. McKay
Title:	Vice President

Commitment Percentage: 2.353%

Harris N.A.

By:	/s/ GEORGE DLUHY
Name:	George Dluhy
Title:	Director

Commitment Percentage: 3.058823529%